Supplement to the
Strategic Advisers® International Fund
April 29, 2023
Summary Prospectus

The Board of Trustees has approved, subject to shareholder approval, a new sub-advisory agreement with Fidelity Diversifying Solutions LLC (FDS) and new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited, Fidelity Management & Research (Japan) Limited and Fidelity Management & Research (Hong Kong) Limited on behalf of the fund.  A meeting of the shareholders of the fund is expected to be held in the third quarter of 2024, to vote on the agreements. If approved, the new agreements will take effect on or about the day following the shareholder approval.
The foregoing is not a solicitation of any proxy. Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., Thompson, Siegel & Walmsley LLC, Wellington Management Company LLP, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund.FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and T. Rowe Price International Ltd. (TRPIL) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SIT-SUSTK-0324-102 1.9879795.102	March 27, 2024